UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2013

Hawaiian Telcom Holdco, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34686	16-1710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (808) 546-4511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                 Entry into a Material Definitive Agreement.

On June 6, 2013, Hawaiian Telcom Communications, Inc. (the “Company”), as borrower, and Hawaiian Telcom Holdco, Inc., the parent corporation of the Company (the “Registrant”), entered into Amendment No. 1 (the Amendment”) to their $300 million senior secured Credit Agreement dated February 29, 2012 (the “Credit Agreement”), with the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.  The Amendment, among other things, (i) reduces the interest rate term of LIBOR plus 5.75 percent with a LIBOR floor of 1.25 percent to LIBOR plus 4.00 percent with a LIBOR floor of 1.00 percent; (ii) extends the maturity date from February 28, 2017 to June 6, 2019; and (iii) modifies certain financial covenants and terms relating to restricted payments and excess cash flow sweep.  The Amendment also makes conforming changes to the Guarantee and Collateral Agreement, dated as of February 29, 2012 (the “GCA”), among the Company, the Registrant, the Company’s wholly-owned subsidiaries Hawaiian Telcom, Inc. and Hawaiian Telcom Services Company, Inc. (the “Subsidiary Guarantors”), and Credit Suisse AG, Cayman Islands Branch, as collateral agent.  The GCA provides for a guarantee of the Company’s obligations under the Credit Agreement by the Registrant and the Subsidiary Guarantors on a joint and several basis.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which will be filed as an exhibit to the Registrant’s Form 10-Q for the quarter ended June 30, 2013.

Item 2.03.                 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 6, 2013, the Company borrowed $300 million under a new six-year term facility under the Credit Agreement, which replaced the Company’s existing senior secured credit facility.  The proceeds were used to pay off the Company’s outstanding term loan.  The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 7.01.                 Regulation FD Disclosure.

On June 6, 2013, the Registrant issued a press release announcing the refinancing of the Company’s credit facility.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                 Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press release dated June 6, 2013 announcing the refinancing of the Company’s $300 million senior secured term loan credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2013
HAWAIIAN TELCOM COMMUNICATIONS, INC.

/s/ Robert F. Reich
Robert F. Reich
Senior Vice President, Chief Financial Officer and Treasurer